Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Sam Heidari, the Chief Executive Officer of Quantenna Communications, Inc., hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge, the Quarterly Report on Form 10-Q of Quantenna Communications, Inc. for the fiscal quarter ended July 2, 2017 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Quantenna Communications, Inc.

Date: August 7, 2017	By:	/s/ Sam Heidari
	Name:	Sam Heidari
	Title:	Chief Executive Officer
(Principal Executive Officer)

I, Sean Sobers, the Chief Financial Officer of Quantenna Communications, Inc., hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge, the Quarterly Report on Form 10-Q of Quantenna Communications, Inc. for the fiscal quarter ended July 2, 2017 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Quantenna Communications, Inc.

Date: August 7, 2017	By:	/s/ Sean Sobers
	Name:	Sean Sobers
	Title:	Chief Financial Officer
(Principal Financial Officer)